UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2006
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On February 23, 2006 and February 27, 2006, TD AMERITRADE Holding Corporation (“TD AMERITRADE”) awarded discretionary cash bonuses to certain executive officers (including named executive officers) and certain members of the board of directors of TD AMERITRADE (each, a “Bonus Recipient”) in order to make whole each Bonus Recipient for the impact of the $6.00 special dividend recently paid by TD AMERITRADE (the “Special Dividend”).
Specifically, prior to the payment of the Special Dividend, each Bonus Recipient had participated in either the Executive Deferred Compensation Program or the 1996 Directors Incentive Plan (each, a “Plan” and collectively, the “Plans”), and each Bonus Recipient held an outstanding deferred stock unit award under the applicable Plan. Although the terms of the Plans did provide for the automatic adjustment of outstanding deferred stock units to reflect the payment of the Special Dividend, the actual adjustment mechanics under the Plans did not compensate the Bonus Recipients for the full benefit of the Special Dividend as received by other TD AMERITRADE stockholders and equity award holders.
Consequently, each Bonus Recipient received a discretionary cash bonus as set forth below.

Bonus Recipient	Cash Bonus Adjustment
Phylis M. Esposito, Executive Vice President, Chief Strategy Officer	$19,939
Michael D. Fleisher, Director	$30,271
Asiff S. Hirji, Executive Vice President, Chief Operating Officer	$36,160
Ellen L.S. Koplow, Executive Vice President, General Counsel and Secretary	$7,477
John R. MacDonald, Executive Vice President, Chief Financial Officer and Chief Administrative Officer	$81,305
Thomas S. Ricketts, Director	$5,467
The form of award letter provided to each Bonus Recipient under the Executive Deferred Compensation Program and 1996 Directors Incentive Plan is attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Form of award letter to Bonus Recipients under the Executive Deferred Compensation Program, dated February 23, 2006

10.2	Form of award letter to Bonus Recipients under the 1996 Directors Incentive Plan, dated February 27, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION
Date: March 1, 2006	By:	/s/ John R. MacDonald
		Name:	John R. MacDonald
		Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of award letter to Bonus Recipients under the Executive Deferred Compensation Program, dated February 23, 2006
10.2	Form of award letter to Bonus Recipients under the 1996 Directors Incentive Plan, dated February 27, 2006